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                       SECURITIES AND EXHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                          --------------------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): November 20, 1998

                         NETLIVE COMMUNICATIONS, INC.
-------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


        Delaware                    0-28728                      13-3848652
-----------------------           -----------               -------------------
(State of Incorporation           (Commission               (IRS Identification
 or other Jurisdiction)             File No.)                      Number)

                                330 16th Street
                           Brooklyn, New York 11215
                   ----------------------------------------
                   (Address of Principal Executive Offices)

                                (212) 343-7082
              ---------------------------------------------------
              (Registrant's Telephone Number Including Area Code)

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ITEM 5. OTHER EVENTS

Attached hereto as Exhibit 20 is a copy of a letter, dated November 23rd, 1998, which NetLive Communications, Inc. is transmitting on the date hereof to its stockholders and which is incorporated herein by reference and is filed as an exhibit to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits.

            20. Stockholder letter dated November 23rd, 1998.

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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            NETLIVE COMMUNICATIONS, INC.

                                            By: /s/ Michael Kharitonov
                                               ------------------------------
                                                Michael Kharitonov, President

Dated: As of November 24, 1998

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                                 EXHIBIT INDEX
                                  TO FORM 8-K
                                  -----------

Exhibit                                                                Page No.
-------                                                                --------

  20          Stockholder letter dated November 23rd, 1998.               4